                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of
Directors of Vision Energy Resources, Inc.:

  We have audited the accompanying consolidated balance sheet of Vision Energy Resources, Inc. and Subsidiaries (the "Company"), as of December 31, 1993, and the related consolidated statement of operations and accumulated deficit and the consolidated statement of cash flows for the year then ended. These financial statements are the responsibility of the management of the Company. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 1993, and the consolidated results of their operations and their cash flows for the year then ended, in conformity with generally accepted accounting principles.

  As discussed in Note 5 to the financial statements, the Company changed its method of accounting for income taxes in 1993.

Coopers & Lybrand L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
October 31, 1994

                 VISION ENERGY RESOURCES, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET

                               DECEMBER 31, 1993

                             ASSETS
                             ------
Current assets:
  Accounts receivable, net of allowance for doubtful accounts of
   $300,000...................................................... $  7,853,000
  Inventories....................................................    7,255,000
  Current deferred income taxes..................................      654,000
  Prepaid expenses and other current assets......................      440,000
                                                                  ------------
    Total current assets.........................................   16,202,000
Property, plant and equipment, net of accumulated depreciation...   29,099,000
Goodwill.........................................................   22,062,000
Other assets.....................................................    1,397,000
                                                                  ------------
    Total assets................................................. $ 68,760,000
                                                                  ============

              LIABILITIES AND SHAREHOLDER'S EQUITY
              ------------------------------------
Current liabilities:
  Cash overdraft................................................. $    577,000
  Accounts payable and accrued expenses..........................    6,661,000
  Accrued payroll and related expenses...........................      849,000
  Deferred revenue...............................................    2,517,000
  Income taxes currently payable.................................      913,000
  Due to affiliate...............................................    4,711,000
  Note payable...................................................      400,000
                                                                  ------------
    Total current liabilities....................................   16,628,000
Deferred income taxes............................................    1,041,000
Other liabilities................................................    3,740,000
                                                                  ------------
    Total Liabilities............................................   21,409,000
Commitments and contingent liabilities
Shareholder's equity:
  Common Stock, $1 par value; 1,000 shares authorized, 100 shares
   issued and outstanding and additional paid-in capital.........   67,092,000
  Accumulated deficit............................................  (19,741,000)
                                                                  ------------
    Total shareholder's equity...................................   47,351,000
                                                                  ------------
    Total liabilities and shareholder's equity................... $ 68,760,000
                                                                  ============


                  The accompanying notes are an integral part of these consolidated financial statements.

                 VISION ENERGY RESOURCES, INC. AND SUBSIDIARIES

         CONSOLIDATED STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT

                      FOR THE YEAR ENDED DECEMBER 31, 1993

Product sales revenues............................................ $ 71,762,000
Cost and expenses:
  Cost of product.................................................   46,766,000
  Operating expenses..............................................   16,402,000
  General and administrative expenses.............................    5,829,000
  Depreciation and amortization...................................    7,239,000
  Provision for environmental remediation.........................    2,950,000
                                                                   ------------
                                                                     79,186,000
                                                                   ------------
    Operating loss................................................   (7,424,000)
                                                                   ------------
Other income (expense):
  Interest and other income, net..................................      637,000
  Interest expense................................................     (199,000)
                                                                   ------------
    Loss from operations before income taxes......................   (6,986,000)
Income tax benefit................................................    2,256,000
                                                                   ------------
    Net loss......................................................   (4,730,000)
Accumulated deficit, beginning of year............................  (15,011,000)
                                                                   ------------
Accumulated deficit, end of year.................................. $(19,741,000)
                                                                   ============




                  The accompanying notes are an integral part of these consolidated financial statements.

                 VISION ENERGY RESOURCES, INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1993

Cash flows from operating activities:
  Net loss........................................................ $(4,730,000)
  Non-cash items included in loss from operations:
    Depreciation and amortization.................................   7,239,000
    Change in deferred taxes......................................  (2,130,000)
    Provision for environmental clean-up..........................   2,950,000
    Provision for doubtful accounts...............................     263,000
    Gain on sale of fixed assets..................................    (137,000)
    Provision for inventory obsolescence..........................     150,000
  Changes in assets and liabilities:
    Increase in accounts receivable...............................    (557,000)
    Increase in inventories.......................................  (2,580,000)
    Decrease in prepaid expenses and other current assets.........       9,000
    Increase in accounts payable and accrued expenses.............   4,882,000
    Decrease in accrued payroll and related expenses..............    (115,000)
    Increase in deferred revenue..................................     437,000
    Increase in income taxes currently payable....................     812,000
                                                                   -----------
                                                                    10,822,000
                                                                   -----------
      Net cash provided by operating activities...................   6,493,000
                                                                   -----------
Cash flows from investing activities:
  Proceeds from disposal of property, plant and equipment.........     678,000
  Payments for capital expenditures...............................  (2,757,000)
                                                                   -----------
      Net cash used by investing activities.......................  (2,079,000)
                                                                   -----------
Cash flows from financing activities:
  Repayment of borrowing from affiliate...........................  (2,651,000)
  Cash overdraft..................................................  (1,727,000)
  Other...........................................................     (36,000)
                                                                   -----------
      Net cash used by financing activities.......................  (4,414,000)
                                                                   -----------
      Net decrease in cash and cash equivalents...................         --
Cash and cash equivalents at beginning of year....................         --
                                                                   -----------
Cash and cash equivalents at end of year..........................         --
                                                                   ===========
Supplement disclosure of cash flow information:
  Cash paid (received) during the year for interest and income taxes:
    Interest...................................................... $    17,000
    Income taxes..................................................    (452,000)

                  The accompanying notes are an integral part of these consolidated financial statements.

                 VISION ENERGY RESOURCES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

 Basis of Consolidation:

  The consolidated financial statements include the accounts of Vision Energy Resources, Inc. and its wholly owned subsidiaries (the "Company"). The Company, an indirectly wholly owned subsidiary of Bell Atlantic Corporation (Bell Atlantic), maintains its accounts in accordance with generally accepted accounting principles. All significant intercompany balances and transactions have been eliminated.

 Inventory:

  Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out method.

 Property, Plant and Equipment:

  Property, plant and equipment are stated at cost. The provision for depreciation is based principally on the straight-line method by using the following estimated remaining service lives: buildings and improvements, 20 to 40 years; petroleum gas equipment, 9 years; office equipment and furniture, 5 to 13 years; and transportation equipment, 4 to 6 years. Gain or loss on sale of property, plant and equipment is reflected currently in operating results.

 Goodwill:

  Goodwill, which includes the excess of the purchase price over the value of identifiable net assets of acquired companies at the date of their acquisition, is being amortized on a straight-line basis over a forty-year period. Goodwill amortization for the year ended December 31, 1993 was $630,000.

 Other Assets:

  Other assets consist primarily of covenants not to compete and deferred organizational expenses, which are being amortized over 60 months. Amortization of other assets for the year ended December 31, 1993 was $863,000.

 Deferred Revenue:

  The Company enters into arrangements to provide customers with specified quantities of product at specified prices. Cash received in advance of product delivery is recorded as deferred revenue and sales revenues are recorded as product is delivered.

                 VISION ENERGY RESOURCES, INC. AND SUBSIDIARIES

 Income Taxes:

  The Company is included in Bell Atlantic's consolidated federal income tax return. The Company is allocated income tax assets, liabilities, expense, benefits and credits resulting from the effects of its transactions in the consolidated federal income tax provision determined in accordance with Statement of Financial Accounting Standards (SFAS) No. 109 "Accounting for Income Taxes" (Statement No. 109). As a result of this allocation method, the Company recognizes benefits currently for net operating losses (NOLs) and NOL carryforwards that would not have been recognizable on a separate tax return basis. The federal portion of income taxes currently payable is due to Bell Atlantic.


2. INVENTORIES:

      Inventories consist of:
        Liquified petroleum gas..................................... $5,732,000
        Merchandise and appliances..................................    930,000
        Bulk fuels and oil..........................................    353,000
        Other.......................................................    240,000
                                                                     ----------
                                                                     $7,255,000
                                                                     ==========

3. PROPERTY, PLANT AND EQUIPMENT:

      Property, plant and equipment consist of:
        Land and buildings........................................ $  6,866,000
        Liquified petroleum gas equipment.........................   37,834,000
        Furniture and fixtures....................................    1,434,000
        Transportation equipment..................................    6,409,000
                                                                   ------------
                                                                     52,543,000
          Less, Accumulated depreciation..........................  (23,444,000)
                                                                   ------------
                                                                   $ 29,099,000
                                                                   ============

  Depreciation expense for the year ended December 31, 1993 was $5,746,000.

                 VISION ENERGY RESOURCES, INC. AND SUBSIDIARIES

4. LEASES AND RENTALS:

  At December 31, 1993, the Company was committed under operating leases for the rental of office space, operating equipment and operating sites. Rental expense for operating leases amounted to $534,000 in 1993.

  The following is a schedule of future minimum rental payments under operating leases as of December 31, 1993:

      1994............................................................. $307,000
      1995.............................................................   94,000
      1996.............................................................   11,000
      1997.............................................................    8,000
      1998.............................................................    6,000
                                                                        --------
                                                                        $426,000
                                                                        ========

5. INCOME TAXES:

  During 1993, the Company adopted Statement No. 109 retroactively to January 1, 1992. Financial statements for periods commencing on or after that date have been restated. Statement No. 109 requires the determination of deferred taxes using the liability method. Under the liability method, deferred taxes are provided on book and tax basis differences and deferred tax balances are adjusted to reflect enacted changes in income tax rates. Prior to 1992, the Company accounted for income taxes based on the provisions of Accounting Principles Board Opinion No. 11.

  The Omnibus Budget Reconciliation Act of 1993, which was enacted in August 1993, increased the federal corporate income tax rate from 34% to 35%, effective January 1, 1993. In the third quarter of 1993, the Company recorded a charge to the tax provision of $45,000 for the effect of the 1% rate increase on the deferred tax balances as of January 1, 1993.

  The components of income tax expense (benefit) at December 31, 1993, are as follows:

      Current:
        Federal.................................................... $  (156,000)
        State......................................................      30,000
                                                                    -----------
                                                                       (126,000)
      Deferred:
        Federal....................................................  (1,956,000)
        State......................................................    (174,000)
                                                                    -----------
                                                                     (2,130,000)
                                                                    -----------
            Total.................................................. $(2,256,000)
                                                                    ===========

                 VISION ENERGY RESOURCES, INC. AND SUBSIDIARIES

  The provision for income taxes varies from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The difference is attributable to the following factors:

      Statutory federal income tax rate................................. (35.0)%
      State income taxes, net of federal income tax effect..............  (1.3)
      Goodwill amortization.............................................   3.1
      Effect of Omnibus Reconciliation Act of 1993......................   0.6
      Other.............................................................   0.3
                                                                         -----
      Effective income tax rate......................................... (32.3)%
                                                                         =====

  At December 31, 1993, the significant components of deferred tax assets and liabilities were as follows:

      Deferred tax assets:
        Environmental reserves and other estimated liabilities...... $1,576,000
        Net operating loss carryforwards............................  4,658,000
        Other.......................................................    253,000
                                                                     ----------
                                                                      6,487,000
        Valuation allowance.........................................   (460,000)
                                                                     ----------
            Net deferred tax assets.................................  6,027,000
                                                                     ----------
      Deferred tax liabilities:
        Depreciation and amortization...............................  5,941,000
        Other.......................................................    473,000
                                                                     ----------
            Gross deferred tax liabilities..........................  6,414,000
                                                                     ----------
            Net deferred tax liabilities............................ $  387,000
                                                                     ==========

  At December 31, 1993, net operating loss carryforwards for federal income tax purposes (federal NOLs) were approximately $11,434,000. The federal NOLs arose prior to the merger of the Company's parent, Metro Mobile CTS Inc. (MMCTS) with Bell Atlantic and expire from 2001 to 2006.

                 VISION ENERGY RESOURCES, INC. AND SUBSIDIARIES

  Federal tax law restricts the future utilization of the federal NOLs, permitting them to offset only the future taxable income earned by the MMCTS subconsolidated group. Future utilization of the federal NOLs could also be restricted by virtue of the "change in ownership" rules contained in Section 382 of the Internal Revenue Code of 1986.

  Based on projections of future taxable income of MMCTS and the Company's existing deferred tax liabilities, the Company expects to realize the future tax benefit of all federal NOL carryforwards.

  Also, at December 31, 1992, net operating loss carryovers for state income tax purposes (state NOLs) were approximately $8,938,000. The state NOLs expire from 1996 to 2003. Utilization of the state NOLs are subject to restrictions similar to the restrictions on the federal NOLs described above, applied in each state jurisdiction. The valuation allowances relate to the state NOLs.

6. EMPLOYEE BENEFIT PLANS:

  The Company participates in a Bell Atlantic Saving Plan which allows employees to invest up to 16% of their salary through a payroll deduction. The Company will contribute 50% of the employee's contribution, up to 6% of their salary. In 1993, the Company contributed $114,000 to the Plan.

7. TRANSACTION WITH AFFILIATES:

  The Company has entered into a short-term borrowing arrangement with an affiliate which bears interest at a rate which approximates the affiliate's average daily cost of funds (3.51% at December 31, 1993). The Company recognized interest expense of $157,000 in 1993.

  During 1993, the Company paid $1,000,000 in fees to Bell Atlantic in return for various administrative, legal, cash management, tax and financial planning services.

                 VISION ENERGY RESOURCES, INC. AND SUBSIDIARIES

8. COMMITMENTS:

  At December 31, 1993, the Company was committed to sell 5,337,000 gallons of propane for $3,488,000 under fixed price sales agreements and owned sufficient inventory to fulfill these sales commitments.

9. CONTINGENT LIABILITIES:

  One of the Company's subsidiaries holds title to land that had been occupied by a coal gasification plant. In 1992, the EPA performed a site inspection and shallow soil and groundwater testing.

  In 1984, the Florida Department of Environmental Protection asked the Company to submit a preliminary contamination assessment plan and to perform a contamination assessment to confirm the EPA findings. Based on information developed to date in connection with this assessment, the Company provided a reserve in 1993 of $2,800,000 for the estimated remediation costs of this site.

  On October 28, 1994, the Company transferred ownership of this property to Bell Atlantic Ventures XXV, Inc. which is an indirect subsidiary of Bell Atlantic.

10. SUBSEQUENT EVENTS (UNAUDITED):

  Effective November 1, 1994, the Company expects to be sold by Bell Atlantic, to Ferrellgas, Inc. for approximately $45 million.

                 VISION ENERGY RESOURCES, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET
                                 JULY 31, 1994
                                 (IN THOUSANDS)
                                  (UNAUDITED)

                               ASSETS                                 JULY 1994
                               ------                                 ---------
Current assets:
  Cash and cash equivalents.......................................... $     28
  Accounts and notes receivable......................................    5,294
  Inventories........................................................    6,535
  Prepaid or refundable income taxes.................................    1,449
  Prepaid expenses and other current assets..........................      462
                                                                      --------
    Total Current Assets.............................................   13,768
                                                                      --------
Property, plant and equipment, net of accumulated depreciation....... $ 26,553
Intangible assets....................................................   21,723
Other assets.........................................................      906
                                                                      --------
    Total assets..................................................... $ 62,950
                                                                      ========

                LIABILITIES AND SHAREHOLDERS' EQUITY
                ------------------------------------
Current Liabilities:
  Accounts payable and accrued expenses.............................. $  9,405
  Interest payable...................................................       78
  Due to affiliate...................................................    4,259
  Note payable.......................................................      489
                                                                      --------
    Total current liabilities........................................   14,231
                                                                      --------
Other liabilities....................................................    2,950
Shareholder's equity:
  Common stock, $1 par value; 1,000 shares authorized, 100 shares
   issued and outstanding and additional paid in capital.............   67,092
  Accumulated Deficit................................................  (21,323)
                                                                      --------
    Total shareholders' equity.......................................   45,769
                                                                      --------
    Total liabilities and stockholders' equity....................... $ 62,950
                                                                      ========

                 VISION ENERGY RESOURCES, INC. AND SUBSIDIARIES

         CONSOLIDATED STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT
                    FOR THE SEVEN MONTHS ENDED JULY 31, 1994
                                 (IN THOUSANDS)
                                  (UNAUDITED)

Revenues:
  Gas liquids and related product sales.............................. $ 30,167
  Other..............................................................    6,109
                                                                      --------
    Total revenues...................................................   36,276
Costs and expenses:
  Cost of product sold...............................................   20,674
  Operating..........................................................   10,528
  Depreciation and amortization......................................    4,037
  General and administrative.........................................    2,828
  Governance fee.....................................................      467
                                                                      --------
    Total costs and expenses.........................................   38,534
                                                                      --------
Operating loss.......................................................   (2,258)
  Interest income....................................................      182
  Interest expense...................................................     (100)
                                                                      --------
Loss before income taxes.............................................   (2,176)
Income tax expense (benefit).........................................     (594)
                                                                      --------
Net loss.............................................................   (1,582)
Accumulated deficit--Beginning of year...............................  (19,741)
                                                                      --------
Accumulated deficit--End of year..................................... $(21,323)
                                                                      ========

                                 VISION ENERGY

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                    FOR THE SEVEN MONTHS ENDED JULY 31, 1994
                                 (IN THOUSANDS)
                                  (UNAUDITED)

Cash flows from operating activities:
  Net Loss............................................................ $(1,582)
  Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation and amortization.....................................   4,038
    Provision for doubtful accounts...................................     165
    Gain on sale of fixed assets......................................    (104)
  Change in assets & liabilities:
    Decrease in accounts receivable...................................   2,394
    Decrease in inventory.............................................     719
    Increase in prepaid expenses & other current assets...............     (22)
    Decrease in accounts payable & accrued liabilities................  (1,027)
    Decrease in income taxes payable--current.........................  (1,723)
    Decrease in deferred taxes........................................  (1,059)
    Increase in interest payable......................................      23
                                                                       -------
                                                                         3,404
                                                                       -------
Net cash provided by operating activities............................. $ 1,822
                                                                       -------
Cash flows from investing activities:
  Proceeds from disposal of property, plant and equipment.............     368
  Capital expenditures................................................    (943)
  Other...............................................................      18
                                                                       -------
Net cash (used) in investing activities...............................    (557)
                                                                       =======
Cash flows from financing activities:
  Repayment of borrowing from affiliate...............................    (452)
  Repayment of long term debt.........................................    (208)
  Cash overdraft......................................................    (577)
                                                                       -------
Net cash used by financing activities.................................  (1,237)
                                                                       =======
Net increase in cash and cash equivalents.............................      28
Cash and cash equivalents at beginning of period......................     --
                                                                       -------
Cash and cash equivalents at end of period............................ $    28
                                                                       =======
Supplemental disclosures of cash flow information:
  Cash paid during the period for interest and income taxes:
    Interest.......................................................... $    77
    Income taxes......................................................   2,188
